Oppenheimer INTERNATIONAL Bond FUND

Supplement dated June 30, 2010 to the

Prospectus dated January 28, 2010

This supplement amends the Prospectus of Oppenheimer International Bond Fund (the “Fund”) dated January 28, 2010 and replaces the supplement dated June 4, 2010.

Effective July 1, 2010, the Prospectus is revised as follows:

1.	The section titled " Portfolio Managers," on page 9 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Arthur P. Steinmetz and Sara J. Zervos. Mr. Steinmetz has been a portfolio manager and Vice President of the Fund since April 2004 and Ms. Zervos has been a portfolio manager and Vice President of the Fund since April 2009.

2.	The section titled "How the Fund is Managed – Portfolio Managers," beginning on page 21 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Arthur P. Steinmetz and Sara J. Zervos who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Steinmetz has been a portfolio manager and Vice President of the Fund since April 2004 and Ms. Zervos has been a portfolio manager and Vice President of the Fund since April 2009.

Mr. Steinmetz has been the Chief Investment Officer of Fixed-Income Investments of the Manager since April 2009; Executive Vice President of the Manager since October 2009; Director of Fixed-Income Investments of the Manager from January 2009 to April 2009 and a Senior Vice President of the Manager from March 1993 to September 2009. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Ms. Zervos has been a Vice President of the Manager since April 2008. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of fund shares.

3.	The section titled " Distribution and Service (12b-1) Plans – Service Plan for Class A Shares" on page 44 in the Prospectus is deleted in its entirety and is replaced by the following:

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

June 30, 2010                                                                                                                      PS0880.037